                                                                Exhibit 10.1



THIS WARRANT AND THE SECURITIES ISSUABLE UPON EXERCISE OF THIS WARRANT HAVE NOT BEEN REGISTERED UNDER THE SECURITIES ACT OF 1933, AS AMENDED (THE "SECURITIES ACT"), OR ANY STATE SECURITIES LAWS AND MAY NOT BE TRANSFERRED IN THE ABSENCE OF SUCH REGISTRATION OR AN EXEMPTION THEREFROM. THIS WARRANT AND SUCH SECURITIES MAY NOT BE TRANSFERRED UNLESS IN COMPLIANCE WITH THE CONDITIONS SPECIFIED IN THIS WARRANT.

                                                            January 27, 2002


                             EURONET WORLDWIDE, INC.
                                     WARRANT

         WHEREAS, pursuant to a certain Revolving Credit Agreement dated June 28, 2000 (the "Credit Agreement"), Euronet Worldwide, Inc. (formerly Euronet Services Inc.) (the "Company") agreed to issue Michael J. Brown certain warrants in consideration of Mr. Brown making loans to the Company, on terms provided in the Credit Agreement. Such terms included an exercise price for each warrant of 90% of the 10 day average trading price of the Company's stock preceding on the day on which each warrant was required to be issued to Mr. Brown.

         WHEREAS, the parties to the Credit Agreement subsequently agreed to modify the terms under which such warrants were to be issued to provide that the exercise price of warrants issued to Mr. Brown could not be lower than 100% of the closing trading price of the Company's stock as of the date of the Credit Agreement or any other Loan Document, as defined in the Credit Agreement, that provides for issuance of warrants to Mr. Brown. The agreement to amend the Credit Agreement was approved by the Board of Directors of the Company on November 27, 2001 and included in an amendment to the Credit Agreement executed on January 27, 2002.

         WHEREAS, the Company was required under the Credit Agreement to issue Mr. Brown 15,000 warrants on June 28, 2000 and wishes now to issue such warrants to Mr. Brown under such amended terms.

         NOW THEREFORE

         The Company, for value received, hereby certifies that Michael J. Brown or his registered assigns, is entitled to purchase from the Company, at any time or from time to time during the period specified in Section 2 hereof, 15,000 fully paid and nonassessable shares of Common Stock, par value US$0.02, of the Company (the "Common Stock"), at an exercise price equal to US$8.25 ("US$" means United States Dollars) per share, subject to adjustment hereunder (the "Exercise Price"), and subject to the other terms herein. As used herein, the term "Warrant Shares" means the shares of Common Stock issuable upon exercise of this Warrant (the "Warrant").

         1. Manner of Exercise; Issuance of Certificates; Payment for Shares.
            -----------------------------------------------------------------
Subject to the provisions hereof, this Warrant may be exercised by the holder hereof, in whole or in part, by the surrender of this Warrant, together with a completed exercise agreement in the form attached hereto (the "Exercise Agreement"), to the Company during normal business hours on any business day at the Company's principal executive offices (or such other office or agency of the Company as it may designate by notice to the holder hereof), and upon payment to the Company in cash, by certified or official bank check or by wire transfer to an account specified by the Company of the Exercise Price for the Warrant Shares specified in the Exercise Agreement. The Warrant Shares so purchased shall be deemed to be issued to the holder hereof or such holder's designee, as the record owner of such shares, as of the close of business on the date on which this Warrant shall have been surrendered, the completed Exercise Agreement shall have been delivered, and payment shall have been made for such shares as set forth above. Certificates for the Warrant Shares so purchased, representing the aggregate number of shares specified in the Exercise Agreement, shall be delivered to the holder hereof within five business days after this Warrant shall have been so exercised. The certificates so delivered shall be in such denominations as may be requested by the holder hereof and shall be registered in the name of such holder. In the event this Warrant is exercised in part, the Company shall also deliver a new Warrant to the holder hereof, which Warrant shall be identical to this Warrant, except that the number of Warrant Shares exercisable therefor shall be decreased by the number of Warrant Shares so purchased.

         2. Period of Exercise. This Warrant is exercisable at any time or from
            ------------------
time to time on or after the date first listed above, and before 5:00 p.m., United States Eastern Standard Time on the date following one year thereafter (the "Exercise Period"), provided, however, that if the Company is in default as provided in the last sentence of Section 7.1.2 of the Revolving Credit Agreement dated June 28, 2000 pursuant to which this Warrant is issued (the "Credit Agreement"), then the Exercise Period shall expire three business days after the date on which all Obligations, as defined in the Credit Agreement, have been paid.

         3. Certain Agreements of the Company. The Company covenants as follows:
            ---------------------------------

            (a) Shares to be Fully Paid. All Warrant Shares shall, upon issuance
                -----------------------
in accordance with the terms of this Warrant, be validly issued, fully paid, and nonassessable and free from all taxes, liens, and charges with respect to the issue thereof.

            (b) Reservation of Shares. During the Exercise Period, the Company
                ---------------------
shall at all times have authorized, and reserved for the purpose of issuance upon exercise of this Warrant, a sufficient number of shares of Common Stock to provide for the exercise of this Warrant.

            (c) Certain Actions Prohibited. The Company shall not, by amendment
                --------------------------
of its certificate of incorporation or through any reorganization, transfer of assets, consolidation, merger, dissolution, issue or sale of securities, or any other voluntary action, avoid or seek to avoid the observance or performance of any of the terms to be observed or performed by it hereunder, but shall at all times in good faith assist in the carrying out of all the provisions of this Warrant and in the taking of all such action as may reasonably be requested by the holder of this Warrant in order to protect the exercise privilege of the holder of this Warrant against impairment, consistent with the tenor and purpose of this Warrant. Without limiting the generality of the foregoing, the Company shall take all such actions as may be necessary or appropriate in order that the Company may validly and legally issue fully paid and nonassessable shares of Common Stock upon the exercise of this Warrant.

            (d) Successors and Assigns. This Warrant shall be binding upon any entity succeeding to the Company by merger, consolidation, or acquisition of all or substantially all the Company's assets.

         4. Antidilution Provisions. During the Exercise Period, the Exercise
            -----------------------
Price and the number of Warrant Shares shall be subject to adjustment from time to time as provided in this Section 4.

            (a) Subdivision or Combination of Common Stock. If the Company at
                ------------------------------------------
any time subdivides (by any stock split, stock dividend, recapitalization, reorganization, reclassification or otherwise) the Common Stock into a greater number of shares, then, after the record date for effecting such subdivision, the Exercise Price in effect immediately prior to such subdivision shall be proportionately reduced and the number of Warrant Shares shall be proportionately increased. If the Company at any time combines (by reverse stock split, recapitalization, reorganization, reclassification or otherwise) the Common Stock into a smaller number of shares, then, after the record date for effecting such combination, the Exercise Price in effect immediately prior to such combination shall be proportionately increased and the number of Warrant Shares shall be proportionately decreased.

            (b) Rights; Options; Warrants. In case the Company shall issue
                -------------------------
rights, options, warrants or convertible or exchangeable securities (other than a convertible or exchangeable security subject to Section 4(a)) to all holders of its Common Stock, entitling them to subscribe for or purchase shares of Common Stock at a price per share which is lower (at the record date for such issuance) than the then Current Market Value (defined in Section 4(c) below) per share of Common Stock, the number of Warrant Shares issuable upon exercise of each Warrant thereafter shall be determined by multiplying the number of Warrant Shares theretofore purchasable upon exercise of each Warrant by a fraction, the numerator of which shall be the number of shares of Common Stock outstanding immediately prior to the issuance of such rights, options, warrants or convertible or exchangeable securities plus the number of additional shares of Common Stock offered for subscription or purchase, and the denominator of which shall be the number of shares of Common Stock outstanding immediately prior to the issuance of such rights, options, warrants or convertible or exchangeable securities plus the number of shares which the aggregate offering price of the total number of shares of Common Stock so offered would purchase at the then Current Market Value per share of Common Stock. Such adjustment shall be made whenever such rights, options, warrants or convertible or exchangeable securities are issued, and shall become effective retroactively immediately after the record date for the determination of shareholders entitled to receive such rights, options, warrants or convertible or exchangeable securities.

            (c) Issuance of Common Stock at Lower Values. In case the Company
                ----------------------------------------
shall, in a transaction in which Sections 4(a) and 4(b) are inapplicable, issue or sell shares of Common Stock, or rights, options, warrants or convertible or exchangeable securities containing the right to subscribe for or purchase shares of Common Stock to an Affiliate (defined below) of the Company, at a price per share of Common Stock (determined in the case of such rights, options, warrants or convertible or exchangeable securities, by dividing (A) the total amount receivable by the Company in consideration of the issuance and sale of such rights, options, warrants or convertible or exchangeable securities, plus the total consideration, if any, payable to the Company upon exercise, conversion or exchange thereof, by (B) the total number of shares of Common Stock covered by such rights, options, warrants or convertible or exchangeable securities) that is lower than the Current Market Value per share of Common Stock in effect immediately prior to such sale or issuance, then the the number of Warrant Shares issuable upon exercise of each Warrant thereafter shall be determined by multiplying the number of Warrant Shares theretofore purchasable upon exercise of such Warrant by a fraction, the numerator of which shall be the number of shares of Common Stock outstanding immediately after such sale or issuance and the denominator of which shall be the number of shares of Common Stock outstanding immediately prior to such sale or issuance plus the number of shares of Common Stock which the aggregate consideration received (determined as provided below) for such sale or issuance would purchase at such Current Market Value per share of Common Stock. Such adjustment shall be made successively whenever any such sale or issuance is made. For purposes of this Section 4(c), the shares of Common Stock which the holder of any such rights, options, warrants or convertible or exchangeable securities shall be entitled to subscribe for or purchase shall be deemed to be issued and outstanding as of the date of such sale and issuance and the consideration received by the Company therefor shall be deemed to be the consideration received by the Company for such rights, options, warrants or convertible or exchangeable securities, plus the consideration or premiums stated in such rights, options, warrants or convertible or exchangeable securities to be paid for the shares of Common Stock covered thereby.

         In case the Company shall issue and sell shares of Common Stock or rights, options, warrants or convertible or exchangeable securities containing the right to subscribe for or purchase shares of Common Stock for a consideration consisting, in whole or in part, of property other than cash or its equivalent, then in determining the "price per share of Common Stock" and the "consideration" receivable by or payable to the Company for purposes of the first sentence of this Section 4(c), the Board of Directors of the Company shall determine, in good faith, the fair value of such property, which determination shall be evidenced by a resolution of the Board of Directors of the Company. In case the Company shall issue and sell rights, options, warrants or convertible or exchangeable securities containing the right to subscribe for or purchase shares of Common Stock, together with one or more other securities as part of a unit at a price per unit, then in determining the "price per share of Common Stock" and the "consideration" receivable by or payable to the Company for purposes of the first sentence of this Section 4(c), the Board of Directors of the Company shall determine, in good faith, the fair value of the rights, options, warrants or convertible or exchangeable securities then being sold as part of such unit, which determination shall be evidenced by a resolution of the Board of Directors of the Company.

         For purposes of Section 4(b) and this Section 4(c), "Current Market Value" per share of Common Stock or any other security at any date means (i) if the security is not registered under the Securities Exchange Act of 1934, as amended (the "Exchange Act"), (a) the value of the security, determined in good faith by the Board of Directors of the Company and certified in a resolution of the Board of Directors of the Company, based on the most recently completed arm's-length transaction between the Company and a person or entity other than an Affiliate of the Company and the closing of which occurs on such date or shall have occurred within the six-month period preceding such date, or (b) if no such transaction shall have occurred on such date or within such six-month period, the fair market value of the security as determined by a nationally or regionally recognized independent financial expert (provided that, in the case of the calculation of Current Market Value for determining the cash value of fractional shares, any such determination within six months that is, in the good faith judgment of the Board of Directors of the Company, a reasonable determination of value, may be utilized) or (ii) (a) if the security is registered under the Exchange Act, the average of the daily closing sales prices of the securities for the 20 consecutive trading days immediately preceding such date, or (b) if the securities have been registered under the Exchange Act for less than 20 consecutive trading days before such date, then the average of the daily closing sales prices for all of the trading days before such date for which closing sales prices are available, in the case of each of (ii)(a) and (ii)(b), as certified by the Chief Executive Officer, President, any Vice President or the Chief Financial Officer of the Company. The closing sales price for each such trading day shall be: (A) in the case of a security listed or admitted to trading on any United States national securities exchange or quotation system, the closing sales price, regular way, on such day, or if no sale takes place on such day, the average of the closing bid and asked prices on such day, (B) in the case of a security not then listed or admitted to trading on any national securities exchange or quotation system, the last reported sale price on such day, or if no sale takes place on such day, the average of the closing bid and asked prices on such day, as reported by a reputable quotation source designated by the Company, (C) in the case of a security not then listed or admitted to trading on any national securities exchange or quotation system and as to which no such reported sale price or bid and asked prices are available, the average of the reported high bid and low asked prices on such day, as reported by a reputable quotation service, or a newspaper of general circulation in the Borough of Manhattan, City and State of New York, customarily published on each business day, designated by the Company, or, if there shall be no bid and asked prices on such day, the average of the high bid and low asked prices, as so reported, on the most recent day (not more than 30 days prior to the date in question) for which prices have been so reported and (D) if there are not bid and asked prices reported during the 30 days prior to the date in question, the Current Market Value shall be determined as if the securities were not registered under the Exchange Act. "Affiliate" means, with respect to any specified person or entity, (a) any person or entity directly or indirectly controlling or controlled by or under direct or indirect common control with such specified person or entity or (b) any person or entity that owns, directly or indirectly, 10% or more of such specified person's or entity's voting capital stock or any director of such specified person or entity.

            (d) Consolidation, Merger or Sale. In case the Company after the
                -----------------------------
date hereof (a) shall consolidate with or merge into any other entity and shall not be the continuing or surviving corporation of such consolidation or merger,
(b) shall permit any other entity to consolidate with or merge into the Company and the Company shall be the continuing or surviving entity but, in connection with such consolidation or merger, all outstanding shares of Common Stock shall be changed into or exchanged for stock or other securities of any other entity or cash or any other property, (c) shall transfer all or substantially all of its properties or assets to any other person or entity, or (d) shall effect a capital reorganization or reclassification of the Common Stock (other than a capital reorganization or reclassification for which adjustment in the Exercise Price is provided in Section 4(a)), then, and in the case of each such transaction, proper provision shall be made so that, upon the basis and the terms and in the manner provided in this Warrant, the holder of this Warrant, upon the exercise hereof at any time after the consummation of such transaction, shall be entitled to receive (at the aggregate Exercise Price in effect at the time of such consummation for all Common Stock issuable upon such exercise immediately prior to such consummation), in lieu of the Common Stock issuable upon such exercise immediately prior to such consummation, the highest amount of securities, cash or other property to which such holder would have been entitled as a shareholder upon such consummation if such holder had exercised this Warrant immediately prior thereto, subject to adjustments (subsequent to such consummation) as nearly equivalent as possible to the adjustments provided for in this Section 4. The Company shall not effect any such consolidation, merger, or sale of assets, or capital reorganization or reclassification unless prior to the consummation thereof, the continuing or surviving corporation (if other than the Company) assumes by written instrument the obligations under this Section 4 and the obligations to deliver to the holder of this Warrant such securities, cash or other property as, in accordance with the foregoing provisions, the holder may be entitled to acquire.

            (e) Distribution of Assets. In case the Company shall declare or
                ----------------------
make any distribution of its assets to all holders of Common Stock as a partial liquidating dividend, by way of return of capital or otherwise, other than a dividend payable in shares of Common Stock or in cash out of earnings of the Company, the holder of this Warrant shall be entitled upon exercise of this Warrant to receive the amount of cash, securities or other property that would have been payable to the holder had such holder been the holder of such shares of Common Stock on the record date for the determination of stockholders entitled to such distribution.

            (f) Notice of Adjustment. Upon the occurrence of any event that
                --------------------
requires any adjustment of the Exercise Price, the Company shall give notice thereof to the holder of this Warrant, which notice shall state the Exercise Price resulting from such adjustment and the increase or decrease, if any, in the number of Warrant Shares, setting forth in reasonable detail the method of calculation and the facts upon which such calculation is based.

            (g) Adjustment of Exercise Price. No adjustment of the Exercise
                ----------------------------
Price shall be made in an amount less than 1% of the Exercise Price in effect at the time such adjustment is otherwise required to be made, but any such lesser adjustment shall be carried forward and shall be made at the time and together with the next subsequent adjustment which, together with any adjustments so carried forward, shall amount to not less than 1% of such Exercise Price. In the event that any adjustment of the Exercise Price as required herein results in a fraction of a cent, such Exercise Price shall be rounded up to the nearest cent.

            (h) No Fractional Shares. If any exercise of this Warrant would
                --------------------
result in the issuance of a fractional share of Common Stock, such fractional share shall be disregarded and the number of shares of Common Stock issuable upon such exercise shall be the nearest whole number of shares.

            (i) Other Notices. In case at any time:
                -------------

               (i) the Company shall declare any dividend upon the Common Stock payable in shares of stock of any class or make any other distribution (other than dividends or distributions payable in cash out of retained earnings) to the holders of the Common Stock;

               (ii) the Company shall offer for subscription pro rata to all holders of the Common Stock any additional shares of stock of any class or other rights;

              (iii) there shall be any capital reorganization of the Company, or reclassification of the Common Stock or sale of all or substantially all its assets to another entity;

              (iv) there shall be a voluntary or involuntary dissolution, liquidation or winding-up of the Company;

then, in each such case, the Company shall give to the holder of this Warrant notice of (a) the date on which the books of the Company shall close or a record shall be taken for determining the holders of Common Stock entitled to receive any such dividend, distribution or subscription rights, or for determining the holders of Common Stock entitled to vote in respect of any such transaction, and
(b) the date (or, if not then known, a reasonable approximation thereof by the Company) when such transaction shall occur. Such notice shall also specify the date on which the holders of Common Stock shall be entitled to receive such dividend, distribution or subscription rights or to exchange their Common Stock or stock or other securities or property deliverable upon consummation of such transaction. Such notice shall be given at least 30 days prior to the record date or the date on which the Company's books are closed in respect thereto. Failure to give any such notice or any defect therein shall not affect the validity of any action referred to in clauses (i), (ii), (iii) and (iv) above.

            (j) Certain Events. In case any event shall occur as to which
                --------------
paragraphs (a), (b), (c), (d) or (e) of this Section 4 are not strictly applicable but the failure to make any adjustment would not fairly protect the rights represented by this Warrant in accordance with the essential intent of such provisions, the Company shall give notice of such event as provided in
Section 4(f) and shall make an appropriate adjustment in the Exercise Price and the number of Warrant Shares to preserve, without dilution, the rights represented by this Warrant.

         5. Issue Tax. The issuance of certificates for Warrant Shares upon the
            ---------
exercise of this Warrant shall be made without charge to the holder of this Warrant or such shares for any issuance tax or other costs in respect thereof; provided that the holder shall pay all transfer taxes owed upon the issuance of such shares in the name of any person or entity designed by the holder.

         6. No Rights as a Stockholder. Prior to the exercise of this Warrant,
            --------------------------
the holder hereof, as such, shall not be entitled to any rights of a stockholder of the Company, including, without limitation, the right to vote, to consent, to exercise any preemptive right, to receive any notice of meetings of stockholders for the election of directors of the Company or any other matter or to receive any notice of any proceedings of the Company, except as may be specifically provided for herein.

         7. Transfer, Exchange, and Replacement of Warrant; Resale of Warrant
            -----------------------------------------------------------------
Shares.
------

               (a)  Restriction on Transfer. THIS WARRANT (INCLUDING ANY
                    -----------------------
                    REPLACEMENT WARRANT) MAY NOT BE SOLD, TRANSFERRED, ASSIGNED OR OTHERWISE DISPOSED OF (WHETHER BY OUTRIGHT OR COLLATERAL ASSIGNMENT) EXCEPT FOR THE EXERCISE OF THIS WARRANT IN ACCORDANCE WITH ITS TERMS. THE HOLDER OF THIS WARRANT SHALL BE BOUND BY THE TRANSFER RESTRICTIONS CONTAINED HEREIN.

               (b)  Replacement of Warrant. Upon receipt of evidence reasonably
                    ----------------------
                    satisfactory to the Company of the loss, theft, destruction, or mutilation of this Warrant and, in the case of any such loss, theft, or destruction, upon delivery of an indemnity agreement reasonably satisfactory in form and amount to the Company, or, in the case of any such mutilation, upon surrender and cancellation of this Warrant, the Company, at its expense, shall execute and deliver, in lieu thereof, a new Warrant of like tenor.

               (c)  Cancellation; Payment of Expenses. Upon the surrender of
                    ---------------------------------
                    this Warrant in connection with any replacement as provided in this Section 7, this Warrant shall be promptly cancelled by the Company. The Company shall pay all taxes and all other expenses (other than legal expenses, if any, incurred by the holder) and charges payable in connection with the preparation, execution, and delivery of Warrants pursuant to this Section 7.

               (d)  Register. The Company shall maintain, at its principal
                    --------
                    executive offices (or such other office or agency of the Company as it may designate by notice to the holder hereof), a register for this Warrant, in which the Company shall record the name and address of the person in whose name this Warrant has been issued.

               (e)  Restriction on Resale. The Warrant Shares have not been
                    ---------------------
                    registered under the Securities Act or any state securities laws, and may not be sold or transferred unless (i) subsequently registered thereunder or (ii) the undersigned shall have delivered to the Company an opinion of counsel (which opinion and counsel shall be reasonably acceptable to the Company) to the effect that the Warrant Shares to be sold or transferred may be sold or transferred pursuant to an exemption from such registration.

               (f)  Exercise Without Registration. If, at the time of the
                    -----------------------------
                    surrender of this Warrant in connection with any exercise of this Warrant, the Warrant Shares shall not be registered under the Securities Act and under applicable state securities or blue sky laws, the Company may require, as a condition of allowing such exercise, that the holder of this Warrant furnish to the Company a written opinion of counsel, which opinion and counsel are acceptable to the Company, to the effect that such exercise may be made without registration under the Securities Act and applicable state securities or blue sky laws.

         8. Notices. All notices, requests, and other communications required or
            -------
permitted to be given or delivered hereunder to the holder of this Warrant shall be in writing, and shall be personally delivered, or shall be sent by certified or registered mail or by recognized overnight mail courier, postage prepaid and addressed, to such holder at the address shown for such holder on the books of the Company, or at such other address as such holder shall have furnished to the Company. All notices, requests and other communications required or permitted to be given or delivered hereunder to the Company shall be in writing, and shall be personally delivered, or shall be sent by certified or registered mail or by recognized overnight mail courier, postage prepaid and addressed, to Euronet Service Inc., 4601 College Boulevard, Suite 300, Leawood, Kansas 66211,
Attention: Michael J. Brown, Chief Executive Officer, or to such other address as the Company shall have furnished to the holder of this Warrant. Any such notice, request or other communication may be sent by facsimile, but shall in such case be subsequently confirmed by a writing personally delivered or sent by certified or registered mail or by recognized overnight mail courier as provided above. All notices, requests and other communications shall be deemed to have been given either at the time of the receipt thereof at the address specified in this Section 8 or, if mailed by registered or certified mail or with a recognized overnight mail courier, upon deposit with the United States Post Office or such overnight mail courier, postage prepaid and properly addressed.

         9. Governing Law. THIS WARRANT SHALL BE GOVERNED BY AND CONSTRUED AND ENFORCED IN ACCORDANCE WITH THE INTERNAL LAWS OF THE STATE OF DELAWARE WITHOUT REGARD TO ITS OR ANY OTHER JURISDICTION'S CONFLICTS OF LAW.

         10. Miscellaneous.

               (a)  Amendments. This Warrant may only be amended by an
                    ----------
                    instrument in writing signed by the Company and the holder hereof.

               (b)  Headings. The headings of the sections and paragraphs of
                    --------
                    this Warrant are for reference purposes only, and shall not affect the meaning or construction of any of the provisions hereof.

         IN WITNESS WHEREOF, the Company has caused this Warrant to be signed by its duly authorized officer.

                        EURONET WORLDWIDE, INC.

                        By:______________________________
                           Daniel R. Henry
                           President